                                 AMENDMENT NO. 3

                                       TO

                     REVOLVING CREDIT AND SECURITY AGREEMENT


            THIS AMENDMENT NO. 3 ("Amendment") is entered into as of July 9, 1997, by and among GRAHAM-FIELD HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), GRAHAM-FIELD, INC., a corporation organized under the laws of the State of New York ("Field"), GRAHAM-FIELD EXPRESS, INC., a corporation organized under the laws of the State of Delaware ("Express"), GRAHAM-FIELD TEMCO, INC., a corporation organized under the laws of the State of New Jersey ("Temco"), GRAHAM-FIELD DISTRIBUTION, INC., a corporation organized under the laws of the State of Missouri ("Distribution"), GRAHAM-FIELD BANDAGE, INC., a corporation organized under the laws of the State of Rhode Island ("Bandage"), GRAHAM-FIELD EXPRESS (PUERTO
RICO), INC., a corporation organized under the laws of the State of Delaware ("GFPR") and EVEREST & JENNINGS, INC., a corporation organized under the laws of the State of California ("E & J"), (Holdings, Field, Express, Temco, Distribution, Bandage, GFPR and E & J, each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party to (collectively, the "Lenders" and individually a "Lender") the Loan Agreement (as defined below) and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation ("IBJS"), as agent for Lenders (IBJS, in such capacity, the "Agent").


                                   BACKGROUND


            Borrowers, Lenders and Agent are parties to a Revolving Credit and Security Agreement dated as of December 10, 1996, as amended by Amendment No. 1 dated June 24, 1997 and Amendment No. 2 dated July 9, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

            Borrowers have requested that Lenders and Agent amend the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and/or Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

            2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            (a) The following definitions are added to Section 1.2 of the Loan Agreement in their appropriate alphabetical order to provide as follows:

                  "Amendment No. 3" shall mean Amendment No. 3 to Revolving
            Credit and Security Agreement dated July 9, 1997.

                  "Amendment No. 3 Effective Date" shall mean the date all of the conditions set forth in Section 4 of Amendment No. 3 have been satisfied.

                  "Senior Subordinated Notes" shall mean those certain Senior
            Subordinated Notes due 2007 of up to $130,000,000 in aggregate principal amount issued prior to September 15, 1997 pursuant to Rule 144A of the Securities Act of 1933, as amended, substantially in accordance with the terms and provisions contained in that certain draft offering memorandum (the "Memorandum") annexed hereto as
            Exhibit 1.

            (b) Section 7.3 of the Loan Agreement is amended by adding the following phrase at the end thereof:

                  "and (c) unsecured guarantees by Subsidiaries of Holdings of the obligations of Holdings under the Senior Subordinated Notes."

            (c) Section 7.8(iii) of the Loan Agreement is amended by adding the following phrase after the phrase "the Subordinated Note":

             ", the Senior Subordinated Notes";

            (d) Section 7.18 of the Loan Agreement is amended by adding the following phrase at the end thereof:

            "or (aa) the Senior Subordinated Notes, except (i) regularly scheduled interest payments payable in connection with the Senior Subordinated Notes and (ii) Liquidated Damages (as defined in the Memorandum)".

            (e) A new section 6.13 is added to the Loan Agreement which provides as follows:

                  "6.13 Senior Subordinated Note. Borrowers shall have delivered to Agent copies of the Senior


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            Subordinated Notes and the Indenture and offering memorandum related thereto within five days of the issuance thereof."

            (f) Agent and Lenders hereby consent to the Amendment to the Stockholders Agreement as attached as Exhibit 2.

            3. Conditions of Effectiveness. This Amendment shall become effective upon the execution of this Amendment by Borrowers, Guarantor, Agent and all Lenders.

            4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is
            continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

            5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.


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            7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.


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            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                    GRAHAM-FIELD HEALTH PRODUCTS, INC.
                                    GRAHAM-FIELD, INC.
                                    GRAHAM-FIELD EXPRESS, INC.
                                    GRAHAM-FIELD TEMCO, INC.
                                    GRAHAM-FIELD DISTRIBUTION, INC.
                                    GRAHAM-FIELD BANDAGE, INC.
                                    GRAHAM-FIELD EXPRESS (PUERTO RICO), INC.
                                    EVEREST & JENNINGS, INC.


                                    By: /s/ Gary M. Jacobs
                                       -----------------------------------
                                       Gary M. Jacobs, Vice President of
                                       Finance of each of the foregoing
                                       corporations


ATTEST:

/s/ Richard Kolodny
-----------------------------------
Richard Kolodny, Secretary
of each of the foregoing
corporations


                                    IBJ SCHRODER BANK & TRUST COMPANY, as
                                    Lender and as Agent


                                    By: /s/ James M. Steffy
                                       -----------------------------------
                                       James M. Steffy, Vice President

                                    One State Street
                                    New York, New York 10004

                                    Commitment Percentage:  29.6296%


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                                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                                    By: /s/ Christina M. Lucas
                                       -------------------------------
                                    Name: Christina M. Lucas
                                    Title: Vice President

                                    1965 East Sixth Street, Suite 400
                                    Cleveland, Ohio 44114


                                    Commitment Percentage:  29.6296%



                                    BTM CAPITAL CORPORATION


                                    By: /s/ William York
                                       -------------------------------
                                    Name: William York
                                    Title: Senior Vice President

                                    125 Summer Street, Fourth Floor
                                    Boston, Massachusetts 02110

                                    Commitment Percentage:  22.2223%


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                                    DEUTSCHE FINANCIAL SERVICES CORP.


                                    By: /s/ Kenneth MacDonell
                                       -------------------------------
                                    Name: Kenneth MacDonell
                                    Title: Vice President

                                    Address:__________________________
                                    __________________________________

                                    Commitment Percentage:  18.5185%


CONSENTED AND AGREED TO:

EVEREST & JENNINGS CANADIAN LIMITED


By: /s/ Gary M. Jacobs
   -------------------------------
Name: Gary M. Jacobs
Title: Vice President of Finance


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